June 30

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549-1004

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2021 (April 29, 2021)

ARCBEST CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-19969	71-0673405
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number.)

8401 McClure Drive

Fort Smith, Arkansas 72916

(479) 785-6000

(Address, including zip code, and telephone number, including area code, of the registrant's principal executive offices)

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.01 Par Value	ARCB	Nasdaq

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

ITEM 5.02 – DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

As further described below in Item 5.07, on April 29, 2021, at the annual meeting of stockholders (the “2021 Annual Meeting”) of ArcBest Corporation (the “Company”), the stockholders of the Company approved the Second Amendment (the “Second Amendment”) to the ArcBest Corporation Ownership Incentive Plan (as so amended and restated, the “Plan”).

Previously, on February 22, 2021, the Company’s Board of Directors approved the Second Amendment, which increases the number of shares that the Company may issue under the Plan by 600,000 shares.

A copy of the Second Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing summary is qualified in its entirety by the complete terms and conditions of the Plan. A description of the material terms of the Plan, as amended and restated, was included in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 16, 2021.

ITEM 5.07 – SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On April 29, 2021, the Company’s 2021 Annual Meeting was held, at which meeting four proposals were passed by stockholders.

Matters voted on by stockholders included the following:

(i)	the election of directors to the Company’s Board of Directors until the 2022 annual stockholders meeting;
(ii)	the annual advisory vote on the compensation of the Company’s Named Executive Officers; and
(iii)	the approval of the Second Amendment to the ArcBest Corporation Ownership Incentive Plan, as Amended and Restated.
(iv)	the ratification of appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2021;

The results of the stockholders’ votes are reported below.

(i)	The following directors were elected by the indicated vote:

Directors	Votes For	Votes Withheld	Broker Non-Votes
Eduardo F. Conrado	22,623,636	86,507	953,004
Fredrik J. Eliasson	22,465,286	244,857	953,004
Stephen E. Gorman	22,622,996	87,147	953,004
Michael P. Hogan	22,471,800	288,343	953,004
Kathleen D. McElligott	22,612,631	97,512	953,004
Judy R. McReynolds	22,475,886	234,257	953,004
Craig E. Philip	22,623,294	86,849	953,004
Steven L. Spinner	22,464,642	245,501	953,004
Janice E. Stipp	21,300,025	1,410,118	953,004

(ii)	The annual advisory vote on the compensation of the Company’s Named Executive Officers:

Votes For	21,982,113
Votes Against	712,954
Votes Abstained	15,076
Broker Non-Votes	953,004

(iii)	The approval of the Second Amendment to the ArcBest Corporation Ownership Incentive Plan, as Amended and Restated:

Votes For	14,079,506
Votes Against	8,622,435
Votes Abstained	8,202
Broker Non-Votes	953,004

(iv)	The ratification of appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2021:

Votes For	21,639,438
Votes Against	2,005,171
Votes Abstained	18,538
Broker Non-Votes	0

ITEM 9.01 – FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit No.	Description of Exhibit

10.1	Second Amendment to the Amended and Restated ArcBest Corporation Ownership Incentive Plan
104	Cover Page Interactive Data File – The cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Se

ARCBEST CORPORATION

(Registrant)

Date:	May 5, 2021	/s/ Michael R. Johns
Michael R. Johns
Vice President – General Counsel
and Corporate Secretary